Exhibit 99-B

                               FORD MOTOR COMPANY

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Allan D. Gilmour, Vice Chairman and Chief Financial Officer of Ford Motor Company (the "Company"), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Company's annual report on Form 10-K for the year ended December 31, 2002, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/Allan D. Gilmour
                                                 -------------------------
                                                 Allan D. Gilmour
                                                 Vice Chairman and
                                                 Chief Financial Officer

Dated:  March 12, 2003